EXHIBIT 10.6

REAFFIRMATION OF GUARANTY

REAFFIRMATION dated March 29, 2011 (this “Reaffirmation”) by Gerald J. Burnett and by Gerald J. Burnett and Marjorie J. Burnett as Trustee for The Gerald J. Burnett and Marjorie J. Burnett Revocable Trust (collectively, the “Guarantor”) in favor of JPMorgan Chase Bank, N.A., formerly known as JPMorgan Chase Bank (the “Bank”).

WHEREAS, Avistar Communications Corporation, a Delaware corporation (the “Obligor”), has executed and delivered to the Bank that certain Second Amended and Restated Revolving Promissory Note (Libor/Prime) dated as of December 22, 2009, as amended, in the maximum principal amount of $8,000,000 (as amended, restated or otherwise modified from time to time, “Note”);

WHEREAS, the Guarantor has executed and delivered to the Bank that certain Amended and Restated Guaranty dated December 22, 2008 by which the Guarantor guaranteed, among other things, the Obligor’s obligations to the Bank under the Note (the “Guaranty”);

WHEREAS, the Obligor has executed and delivered to the Bank that certain Fourth Amendment dated as of March 29, 2011 to the Note, with respect to the Obligor’s sale of a certain convertible note to The Gerald J. Burnett and Marjorie J. Burnett Revocable Trust for the benefit of Gerald J. and Marjorie J. Burnett (the “Amendment”);

WHEREAS, the Guarantor desires the Bank to execute and deliver the Amendment;

NOW THEREFORE, FOR VALUE RECEIVED, and as an inducement to the Bank to execute and deliver the Amendment, Guarantor, without in any respect limiting the scope of the Guaranty, hereby confirms, acknowledges and agrees that (i) from and after the date hereof the guaranty provided for in the Guaranty shall extend to, cover and guarantee all obligations of the Borrower arising under Note as amended by the Amendment (in addition to any other obligations guaranteed thereby) and (ii) the Guaranty is (and, following the Bank’s execution and delivery of the Amendment, will be) in full force and effect.

This Reaffirmation shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed wholly within the State of New York.

The rest of this page is intentionally blank.

Guaranty Reaffirmation.2011-03.001
UCN 006754857000
Facility ID 198245263

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation as of the date first set forth above.

/s/ Gerald j. Burnett
Gerald J. Burnett

Gerald J. Burnett and Marjorie J. Burnett, as Trustee for
The Gerald J. Burnett and Marjorie J. Burnett Revocable Trust

By:           /s/ Gerald J. Burnett
Gerald J. Burnett

By:           /s/ Marjorie J. Burnett
Marjorie J. Burnett

State of _________	)
) ss.:
County of ________	)

On the ____ day of March in the year 2011, before me, the undersigned, personally appeared Gerald J. Burnett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                       ____________________________________
                       Notary Public

State of _________	)
) ss.:
County of ________	)

On the ____ day of March in the year 2011, before me, the undersigned, personally appeared Marjorie J. Burnett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                      ____________________________________
                      Notary Public

UCN 006754857000
Facility ID 198245263
[Signature Page of Reaffirmation of Guaranty]